UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 29, 2020

Qumu Corporation

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

000-20728	41-1577970
(Commission File Number)	(I.R.S. Employer Identification No.)

510 1st Avenue North, Suite 305
Minneapolis, MN	55403
(Address Of Principal Executive Offices)	(Zip Code)

(612) 638-9100

Registrant’s Telephone Number, Including Area Code

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01	QUMU	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934. [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Items under Sections 2 through 8 are not applicable and therefore omitted.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

As previously disclosed, on February 11, 2020, Qumu Corporation (“Qumu) entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Synacor, Inc. (“Synacor”) and Quantum Merger Sub I, Inc., a direct, wholly owned subsidiary of Synacor (“Merger Sub”).

On June 29, 2020, Qumu, Synacor and Merger Sub entered into an agreement to terminate the Merger Agreement (the “Mutual Termination Agreement”). Pursuant to the Mutual Termination Agreement, the Merger Agreement was terminated and the parties provided a mutual release of claims relating to the Merger Agreement and related agreements.

Pursuant to the terms of the Mutual Termination Agreement, Qumu paid Synacor $250,000 on June 29, 2020 and is obligated to pay an additional $1,450,000 if (a) within fifteen (15) months following June 29, 2020, an Acquisition Transaction in respect of Qumu is consummated with a Person other than Synacor or (b) (i) within fifteen (15) months following June 29, 2020, Qumu enters into a binding definitive agreement for an Acquisition Transaction with a Person other than Synacor and (ii) such Acquisition Transaction is ultimately consummated (whether or not during the foregoing fifteen (15)-month period). For the purposes of the Mutual Termination Agreement, all references to fifteen percent (15%) or eighty-five percent (85%) in the definition of “Acquisition Transaction” of the Merger Agreement shall be replaced by fifty percent (50%).

The summary of the Mutual Termination Agreement set forth under this Item 1.02 is qualified in its entirety by reference to the complete terms and conditions of the Mutual Termination Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 29, 2020, Qumu and Synacor issued a joint press release announcing the termination of the Merger Agreement, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
10.1	Mutual Termination Agreement dated June 29, 2020 by and among Qumu Corporation, Synacor, Inc. and Quantum Merger Sub I, Inc.

99.1	Joint Press Release Issued by Qumu Corporation and Synacor, Inc. on June 29, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

QUMU CORPORATION

	By:	/s/ David G. Ristow
David G. Ristow
Chief Financial Officer

Date: June 29, 2020